--------------------------------------------------------------------------------

                          UNIVERSAL CAPITAL GROWTH FUND
                          -----------------------------

                                  ANNUAL REPORT

                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676
--------------------------------------------------------------------------------

November 12, 2001

Dear Shareholder,

Your fund management team at Optimum Investment Advisors would like to thank you for your continued investment in the Universal Capital Growth Fund (the "Fund").

Amidst a generally falling stock market, the Fund recorded a decline in asset value, gross of sales charges, of 36.27% for the fiscal year ended September 30, 2001. The Fund's investment results and those of the S&P 500(R) Index (the "S&P 500") are summarized in the following table:

                                 TOTAL RETURNS*
                               September 30, 2001


==========================================================================================
                                 Quarter  6 Months    1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Universal Capital Growth Fund    -18.92%   -16.81%    -36.27%   -2.80%    6.03%    9.57%
  with 5.5% sales load effect    -23.39%   -21.38%    -39.79%   -4.62%    4.84%    8.95%
------------------------------------------------------------------------------------------
S&P 500 Index                    -14.68%   -9.68%     -26.62%   2.04%   10.23%    12.70%
==========================================================================================


* Returns, except for the quarter and 6 months, represent average annual returns as of September 30, 2001. All returns shown include the reinvestment of dividends and distributions. Past performance is not predictive of future performance. Investment and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total returns would be reduced. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. A direct investment in a market index is not possible. Please refer to the performance chart on the following page for additional information. Optimum Investment Advisors assumed management of the Fund on August 15, 1997.

During the past fiscal year, the Fund and the stock market have experienced a continuation of the bear market that began in March 2000 with the bursting of the technology bubble. The Nasdaq Composite Index and the Russell 1000 Growth Index fell almost 59% and 46%, respectively, over the twelve month period. The S&P 500 fared much better but, nevertheless, dropped 27% during the same period. The horrible events of the September 11, 2001 terrorist attacks exacerbated the decline and has given rise to one of the most difficult periods in our nation's political and economic history. Our nation has not been under attack since the bombing of Pearl Harbor and never within the continental United States. Also, not since the bear market of 1973-74 has there been such uncertainty about the outlook for economic activity. Expectations, prior to September 11, called for a gradual pickup in economic growth starting in the early months of 2002. Consumer spending patterns, however, have been completely disrupted by the uncertainty surrounding terrorist activities. While our united nation has responded to these events with determination and resolve, only time will tell what longer-term impact will result.

The Fund began the fiscal year with 33% of the portfolio's assets invested in the technology and telecommunications sectors. Though we took handsome profits in numerous technology names, we were unable to escape significant overall damage from the group's decline. For the twelve-month period, about 60% of the realized and unrealized losses in market value can be attributed to this sector. Despite our "growth at a reasonable price" philosophy, which kept us away from the more speculative technology and dot.com plays, few stocks were spared during the decline. Stocks that contributed to the drop included: ADC Telecommunications, Bea Systems, Cisco Systems, Flextronixs and Solectron Corporation. As of September 30, 2001, technology represented 9% of the portfolio with only Flextronics remaining of the above-mentioned names. The remainder of the loss in value was about evenly distributed among capital goods, energy, financial services and utilities sectors. In the capital goods area, one of our most successful holdings, United Technologies, suffered a precipitous decline when the markets reopened after the terrorist attacks. As a provider of aircraft engines among its businesses, the shares were hit hard. We retain that position and are comfortable it will regain its upward momentum. The entire energy sector fell victim to sharp crude oil price declines and while a recovery is expected, we have reduced our exposure to less than 3% of the Fund's assets. In the financial services sector, the loss of value was across the board in conjunction with the market and slowing economy. Our exposure to the group was about 20% of the portfolio. The group has since had a nice recovery and looks attractive going forward. Lastly, one of our utility positions, AES Corp., experienced a substantial decline based upon a sizeable earnings revision and uncertainty surrounding their holdings of South American electrical generating assets.

There can be no doubt that the bull market of the 1990's has ended. We have been in a bear market for twenty months and numerous stock and market valuation indicators have fallen to levels achieved near the bottom of previous bear market declines. With the Federal Reserve Board having already lowered interest rates considerably and expectations of further Fed easing if necessary, the foundation for the next bull move has been laid. Additionally, fiscal stimulus has been stepped up by Congress and will be accelerated in the weeks and months ahead as our government deals with the uncertainties surrounding the war on terrorism.

It is important to maintain a focused discipline and long-term investment plan during difficult times. We remain confident that a better future economic environment, coupled with the attractive valuations of equities in today's market, provide for positive and timely opportunities for investors.

Sincerely,

/s/ Andrew J. Goodwin, III

Andrew J. Goodwin, III
President


*The views expressed in this report reflect those of the investment adviser as of November 12, 2001 and those views are subject to change at any time based upon market and other conditions. Specific references to individual securities and the Fund's investment positions as of September 30, 2001 are as follows: ADC Telecommunication, Inc., 0.0%; BEA Systems, Inc., 0.0%; Cisco Systems, Inc., 0.0%; Flextronics International Ltd., 3.0%; Solectron Corporation, 0.0%; AES Corporation, 0.0%. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.

                          ---------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                                 as of 9/30/01
                          with 5.5% sales load effect
                          ---------------------------
                            1 year            -39.79%
                          ---------------------------
                            5 year              4.84%
                          ---------------------------
                           10 year              8.95%
                          ---------------------------


                          GROWTH OF $10,000 INVESTMENT

               Universal Capital Growth Fund    S&P 500 Index
               -----------------------------    -------------

9/30/1991                  9,450                   10,000
9/30/1992                  9,855                   11,105
9/30/1993                 11,053                   12,549
9/30/1994                 11,877                   13,011
9/30/1995                 16,374                   16,882
9/30/1996                 17,586                   20,314
9/30/1997                 23,960                   28,531
9/30/1998                 25,665                   31,111
9/30/1999                 33,248                   39,762
9/30/2000                 36,984                   45,044
9/30/2001                 23,571                   33,053

This chart assumes an initial gross investment of $10,000 made on 9/30/91. Returns shown include the reinvestment of all dividends and distributions.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. A direct investment in a market index is not possible. Optimum Investment Advisors assumed management of the Fund on August 15, 1997.

This report is not authorized for distribution unless accompanied or preceded by an effective prospectus for the Fund.
Dreher & Associates, Inc. as Distributor.

                          UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001

                                                        SHARES             VALUE
                                                        ------             -----

COMMON STOCKS                         89.95%
--------------------------------------------

BANKS                                 12.67%
Bank One Corporation                                     5,000        $  157,350
MBNA Corporation                                        15,000           454,350
Wells Fargo & Company                                   10,000           444,500
                                                                      ----------
                                                                       1,056,200

COMPUTERS                              1.11%
Dell Computer Corporation*                               5,000            92,650


COMPUTER SOFTWARE                      1.23%
Microsoft Corporation*                                   2,000           102,340


DIVERSIFIED MISCELLANEOUS              6.55%
Tyco International Ltd.                                 12,000           546,000


ELECTRICAL EQUIPMENT                   3.57%
General Electric Company                                 8,000           297,600


ELECTRONIC PRODUCTS & COMPONENTS       6.79%
Applied Materials, Inc.*                                 4,000           113,760
Flextronics International Ltd.*                         15,000           248,100
Intel Corporation                                       10,000           204,400
                                                                      ----------
                                                                         566,260

ELECTRIC UTILITY                       2.19%
Duke Energy Corporation                                  3,000           113,550
Dynegy Inc., Class A                                     2,000            69,300
                                                                      ----------
                                                                         182,850

ENERGY                                 2.74%
Anadarko Petroleum Corporation                           2,000            96,160
Transocean Sedco Forex Inc.                              5,000           132,000
                                                                      ----------
                                                                         228,160

FINANCE & FINANCIAL SERVICES           8.78%
American International Group, Inc.                       5,000           390,000
Merrill Lynch & Co., Inc.                                5,000           203,000
Morgan Stanley Dean Witter & Co.                         3,000           139,050
                                                                      ----------
                                                                         732,050

* Non-income producing

See Notes to the Financial Statements

SEPTEMBER 30, 2001

                                                      SHARES              VALUE
                                                      ------              -----
COMMON STOCKS (CONTINUED)             89.95%
--------------------------------------------

HEALTHCARE                            16.44%
Amgen Inc.*                                             5,000         $  293,850
Johnson & Johnson                                      10,000            554,000
Medtronic, Inc.                                        12,000            522,000
                                                   ----------         ----------
                                                                       1,369,850

INDUSTRIAL EQUIPMENT                   4.55%
Illinois Tool Works Inc.                                7,000            378,770


PHARMACEUTICALS                        4.99%
Schering-Plough Corporation                            11,200            415,520


RETAIL                                18.34%
Costco Wholesale Corporation*                          14,000            497,840
Lowe's Companies, Inc.                                 10,000            316,500
Wal-Mart Stores, Inc.                                   4,000            198,000
Walgreen Co.                                           15,000            516,450
                                                   ----------         ----------
                                                                       1,528,790

TOTAL COMMON STOCKS
(COST $5,982,492)                                                      7,497,040
                                                                      ----------


                                                     PRINCIPAL
                                                      AMOUNT
                                                      ------
SHORT-TERM INVESTMENTS                 7.81%
--------------------------------------------

VARIABLE RATE DEMAND DEPOSIT           7.81%
UMB Bank, n.a. Money Market Fiduciary                $651,098         $  651,098
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS                                             651,098
                                                                      ----------
(COST $651,098)

TOTAL INVESTMENTS                     97.76%                           8,148,138
(COST $6,633,590)

OTHER ASSETS LESS LIABILITIES          2.24%                             186,220
                                                                      ----------

NET ASSETS                           100.00%                          $8,334,358
                                                                      ==========

* Non-income producing

See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS:
Investments at value (cost $6,633,590)                                $8,148,138
Receivable for investment securities sold                                204,273
Receivable from adviser                                                    5,939
Dividends and interest receivable                                          5,911
Prepaid expenses                                                          10,212
                                                                      ----------

Total assets                                                           8,374,473
                                                                      ----------

LIABILITIES:
Accrued distribution fees
                                                                           6,251
Payable for capital stock redeemed                                         2,400
Other accrued expenses                                                    31,464
                                                                      ----------

Total liabilities                                                         40,115
                                                                      ----------

NET ASSETS                                                            $8,334,358
                                                                      ==========

NET ASSETS CONSIST OF:
Paid-in-capital                                                        6,346,754
Accumulated net realized gain
    on investments                                                       473,056
Net unrealized appreciation
    on investments                                                     1,514,548
                                                                      ----------

TOTAL NET ASSETS                                                      $8,334,358
                                                                      ==========


NET ASSET VALUE AND
    REDEMPTION PRICE PER SHARE
    ($8,334,358 DIVIDED BY
     619,035 SHARES OUTSTANDING)                                          $13.46
                                                                          ======

MAXIMUM OFFERING PRICE
    PER SHARE
    (NET ASSET VALUE, PLUS 5.82% OF NET
    ASSET VALUE OR 5.50% OF OFFERING PRICE)                               $14.24
                                                                          ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
Dividend income                                                     $    86,244
Interest income                                                          18,442
                                                                    -----------
                                                                        104,686
                                                                    -----------
EXPENSES:
Investment advisory fees                                                134,546
Distribution fees                                                        33,637
Legal fees                                                               29,922
Transfer agent fees and expenses                                         25,266
Audit fees                                                               22,066
Fund accounting fees                                                     20,600
Federal and state registration fees                                      17,023
Reports to shareholders                                                  15,205
Administrative services agreement fees                                   13,455
Custody fees                                                             10,124
Trustees' fees                                                            5,508
Other                                                                     7,127
                                                                    -----------

Total expenses before waiver                                            334,479
Waiver of investment advisory fees                                      (65,386)
                                                                    -----------

Net expenses                                                            269,093
                                                                    -----------

Net investment loss                                                    (164,407)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments                                        473,056
Change in net unrealized appreciation
     on investments                                                  (5,977,790)
                                                                    -----------

Net loss on investments                                              (5,504,734)
                                                                    -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(5,669,141)
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS


                                                               YEAR ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                           ------------------   ------------------
OPERATIONS:
Net investment loss                                               $   (164,407)   $   (248,041)
Net realized gain on investments                                       473,056       1,718,511
Net realized loss on options purchased                                      --        (150,150)
Change in net unrealized appreciation on investments                (5,977,790)        640,117
                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations     (5,669,141)      1,960,437
                                                                  ------------    ------------

DISTRIBUTIONS:
Net realized gains                                                  (1,426,822)     (1,205,318)
                                                                  ------------    ------------

CAPITAL SHARE TRANSACTIONS :
Proceeds from 62,437 and 34,162 shares issued, respectively          1,124,775         795,523
Net asset value of 68,886 and 51,492 shares issued to
     holders in reinvestment of dividends, respectively              1,389,422       1,178,649
Cost of 263,481 and 130,190 shares redeemed, respectively           (4,442,492)     (3,045,418)
                                                                  ------------    ------------
Net decrease from capital transactions                              (1,928,295)     (1,071,246)
                                                                  ------------    ------------

TOTAL DECREASE IN NET ASSETS                                        (9,024,258)       (316,127)

NET ASSETS:
Beginning of year                                                   17,358,616      17,674,743
                                                                  ------------    ------------

End of year                                                       $  8,334,358    $ 17,358,616
                                                                  ============    ============

                          UNIVERSAL CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS


                                                                              YEAR ENDED SEPTEMBER 30,
                                                        2001            2000           1999            1998         1997(A)
                                                        -----           -----          -----           -----        -------

NET ASSET VALUE, BEGINNING OF YEAR                     $23.11          $22.21         $18.86          $18.09          $14.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.27)          (0.33)         (0.27)          (0.21)          (0.08)
Net realized and unrealized gain (loss)
    on investments                                     (7.48)           2.80           5.54            1.46            4.97
                                                       ------           -----          -----           -----           ----

TOTAL FROM INVESTMENT OPERATIONS                       (7.75)           2.47           5.27            1.25            4.89
                                                       ------           -----          -----           -----           ----

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                     (1.90)          (1.57)         (1.92)          (0.48)          (1.79)
                                                       ------          ------         ------          ------          ------

NET ASSET VALUE, END OF YEAR                          $13.46          $23.11         $22.21          $18.86          $18.09
                                                      =======         =======        =======         =======         ======

TOTAL RETURN (b)                                     (36.27)%          11.24%         29.54%           7.12%          36.24%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to average net
assets:
    Before waiver of investment adviser fees            2.49%           2.28%          2.18%           2.37%           2.50%
    After waiver of investment adviser  fees            2.00%           2.00%          2.00%           2.00%           2.00%
Ratio of net investment loss to average net assets:
    Before waiver of investment adviser fees          (1.71)%         (1.62)%        (1.44)%         (1.40)%         (0.98)%
    After waiver of investment adviser fees           (1.22)%         (1.34)%        (1.26)%         (1.03)%         (0.48)%
Portfolio turnover rate                                 23.3%           37.7%          71.1%           58.1%           49.2%

Net assets, end of year (in 000's)                     $8,334         $17,359        $17,675         $13,911         $12,994


(a) On August 15, 1997, the adviser changed to Optimum Investment Advisors, L.P. (formerly known as Graver, Bokhof, Goodwin & Sullivan) from Integrated Financial Services, Inc.
(b) The total return calculation does not reflect any sales load imposed on the purchase of shares.

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), is the only series of the Trust currently offered.

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

OPTION CONTRACTS. The Fund purchases put option contracts to hedge portfolio investments. Option contracts are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2001, the Fund reduced paid-in-capital by $164,407 for the current period's net investment loss. The Fund hereby designates approximately $1,426,822 as a capital gain dividend for the purpose of the dividends paid reduction.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Optimum Investment Advisors, L.P. (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 2001, the Fund incurred investment advisory fees of $134,546 under this agreement.

The Adviser has agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets through December 31, 2002. This waver is voluntary and may be terminated at any time. During the year ended September 30, 2001, the Adviser waived $65,386 of its investment advisory fee.

Dreher & Associates, Inc. (the "Distributor") serves as distributor for the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to that plan, the Fund pays the Distributor a monthly distribution fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 2001, the Fund incurred fees under the plan of $33,637. The Distributor received commissions of $2,277 from sale of the Fund's shares during the year ended September 30, 2001.

The Trust has adopted an Administrative Services Agreement whereby the Fund pays the Distributor a monthly fee of .10%, based on the Fund's average daily net assets. In return, the Distributor provides information and administrative services for the benefit of the Fund and its shareholders. During the year ended September 30, 2001, the Fund incurred $13,455 in administrative services fees.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 2001, the Fund paid

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

brokerage commissions to the Distributor on purchases and sales of securities in the amount of $10,512. It is the Adviser's opinion that the use of the Distributor to execute portfolio transactions results in prices for and execution of securities transactions at least as favorable to the Fund as those likely to be derived from other qualified brokers. In addition, the Distributor charges the Fund commission rates consistent with those charged by the Distributor in similar transactions to clients that are comparable to the Fund.

3. INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $3,006,786 and $7,458,949 respectively, for the year ended September 30, 2001.

The cost basis of investments for financial statement and federal income tax purposes at September 30, 2001 was $6,633,590. At September 30, 2001, gross unrealized appreciation was $2,227,654, gross unrealized depreciation was $713,106 and net unrealized appreciation was $1,514,548.

================================================================================

                               FEDERAL TAX STATUS
                                OF 2001 DIVIDENDS

INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.

================================================================================

                         REPORT OF INDEPENDENT AUDITORS


        The Board of Trustees and Shareholders
        Universal Capital Growth Fund

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund, as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audits in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1997, in conformity with accounting principles generally accepted in the United States.

        /s/ Ernst & Young LLP

        Chicago, Illinois
        October 26,2001

INVESTMENT ADVISER
Optimum Investment Advisors, L.P.
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.